Exhibit 10.6.3

                             GUARANTY

Guaranty made and delivered October 21, 1997 by the undersigned parties hereto (individually and collectively, "Guarantor"), to Franchise Mortgage Acceptance Company, LLC ("FMAC").

In order to induce FMAC, from time to time, to consider entering into lease arrangements, loan agreements, financial accommodations or to extend credit in any matter with or to Newriders, Inc. ("Obligor"), (said arrangements, agreements or accommodations hereinafter referred to as the "Instruments"), Guarantor (jointly and severally if more than one) guarantees to FMAC the prompt payment of all moneys now due or hereafter becoming due by Obligor to FMAC and the timely performance by Obligor of all Obligor's obligations to FMAC, whether they arise pursuant to the Instruments or otherwise ("Obligations"). Obligations shall include, but not be limited to Secured Installment Promissory Notes numbered 11441-100, 11441-101, 11441-102, 11441-
103, and 11441-104. This Guaranty is, and shall be construed to be, an absolute unlimited and continuing guaranty of payment and performance and the liability of Guarantor hereunder shall not be affected, impaired or discharged, in whole or in part, by reason of any matter whatsoever, including
(a) an extension or discharge that may be granted to Obligor by any Court and any proceedings under the Bankruptcy Code, or any amendments thereof, or under any state or other federal statutes; or (b) any irregularity in any of the Instruments or this Guaranty; or (c) any other agreement or circumstance whatsoever which might otherwise constitute a defense to this Guaranty or to Guarantor's obligations hereunder.

FMAC shall have the right to proceed against Guarantor,(or if more than one, any of them), immediately upon any default by Obligor in payment or performance of any Obligations and shall not be required to take any action or proceedings of any kind against Obligor or any other party liable for Obligor's debts or Obligations or any security which FMAC may hold. No payment by Guarantor except payment in full of all Obligations shall entitle Guarantor to be subrogated to the rights of FMAC. Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against Obligor or any person directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to Obligor's property (including, without limitation, property collateralizing the Obligations guaranteed hereunder), arising from the existence or performance of this Guaranty. Any and all present and future indebtedness of Obligor to Guarantor is hereby postponed in favor of, and subordinated to the full payment and performance of, all present and future Obligations of Obligor to FMAC.

The Guarantor hereby waives (a) notice of acceptance of this Guaranty and all other notices of any kind to which Guarantor may be entitled, and (b) trial by jury and the tight thereto in any action or proceeding of any kind arising on, out of, under or by reason of this Guaranty. FMAC shall have the right, from time to time and at anytime, in its sole discretion and without any notice to, or consent from, Guarantor (which are hereby waived by Guarantor), and without affecting, impairing or discharging, in whole or in part, the liability of Guarantor hereunder, to modify, or change or supplement in any respect whatsoever, the Instruments or any other agreement or transaction between Obligor and FMAC, or any portion or provisions thereof, to grant extensions of time and other indulgences of any kind to Obligor, and to compromise, release, substitute, exercise, enforce or fail or refuse to exercise or enforce any claims, rights or remedies of any kind which FMAC may have, at any time, against Obligor or Guarantor, any endorser or other party liable for Obligor's Obligations or any collateral therefor, whether under the Instruments or this Guaranty or otherwise. The obligations of Guarantor hereunder shall not be affected, modified or impaired in the event any provision of the Instruments shall be unenforceable. Guarantor hereby absolutely, unconditionally and irrevocably waives any right to assert any defense, set-off counterclaim or loss claim of any nature whatsoever with respect to this Guaranty,Guarantor's obligations hereunder or the Obligations.

If Guarantor or Obligor should at any time become insolvent or make a general assignment for the benefit of creditors, or if a proceeding shall be commenced by, against or in respect of Guarantor or Obligor under the Bankruptcy Code or any State insolvency law, or any individual Guarantor dies, any and all of Guarantor's obligations under this Guaranty shall, at FMAC's option, forthwith become due and payable without notice.

This Guaranty shall be binding upon Guarantor and its successors and assigns, executors and administrators, and shall inure to the benefit of the distributees, executors, administrators, successors and assigns of FMAC. Obligor may not delegate any of its obligations under this Guaranty. FMAC shall have the right to assign and transfer this Guaranty to any assignee of the Obligations or Instruments. FMAC's successors and assigns shall have the rights, elections, remedies and privileges, discretions and powers granted hereunder to FMAC and shall have the right to rely upon this Guaranty and to enter into and continue other and additional transactions with the Obligor in reliance hereon, in the same manner and with the same force and effect as if they were specifically named as FMAC herein.

The term of this Guaranty shall commence on the date hereof and shall continue until all Obligations and the Instruments, absolute or contingent, have been fully paid, satisfied and discharged. This Guaranty is delivered in the State of Connecticut and shall be governed, construed and interpreted, as to validity, enforcement and in other respects, by the law of the State of Connecticut. Guarantor consents and agrees that if FMAC so elects, the state and federal courts in the State of Connecticut shall have exclusive jurisdiction of all controversies and disputes arising hereunder. Guarantor hereby consents and submits to the personal jurisdiction of such courts and waives any objection Guarantor may have to the venue or the convenience of such forums. This Guaranty cannot be terminated orally and no provision hereof may be modified or waived except by FMAC in writing.

Guarantor hereby agrees to provide to FMAC such information as to the business affairs and financial condition of Guarantor as FMAC may, from time to time, reasonably request and to notify FMAC of any change of address of Guarantor within ten (10) days.

IN WITNESS WHEREOF, this Guaranty has been duly sealed and executed by Guarantor as of the date first above written.

(Signature for Individual) Signature: /s/ Leon Hatcher
                                      ------------------------------
                                      Type name:  Leon Hatcher
                                      Social Security No.: ###-##-####

                                      Residence Address: 8117 North Fowler
                                                          Clovis, CA 93612

                           Signature: /s/ Sandra Hatcher
                                      --------------------------------
                                      Type Name: Sandra Hatcher
                                      Social Security No.: ###-##-####
                                      Residence Address: 8117 North Fowler
                                      Clovis, CA 93612


                          ACKNOWLEDGMENT

STATE OF CA         )                         <Notary Stamp of Diane Hayes
                    )ss:                       Appears here>
COUNTY OF FRESNO    )

      On this 3rd  day of November, 1997,  before me personally came
Leon Hatcher and Sandra Hatcher proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to be that they executed the same in their authorized capacity, and that by their signature on the foregoing instrument the persons or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.
                                              /s/ Diane Hayes
                                              --------------------
                                              Notary Public

                         ACKNOWLEDGMENT
STATE OF CA          )
                     )ss:
COUNTY of Fresno     )                     <Notary Seal of Diane Hayes
                                            Appears here>

          On this 3rd day of November 1997, before me personally came Leon Hatcher and Sandra Hatcher to me personally known and known to me to be the same persons described in and who executed the foregoing instrument, and each acknowledged to me that each executed the same.

                 RIDER A TO GUARANTY (CALIFORNIA)

     THIS RIDER "A" TO GUARANTY (this "RIDER") is executed as of the 21st day of October, 1997, by the undersigned ("Guarantor"), in favor of Franchise Mortgage Acceptance Company, LLC (the "Lender"), and is made a part of and incorporated into that certain Guaranty, of even date herewith (the "Guaranty"), executed by Guarantor in favor of the Lender. This Rider is executed by Guarantor in light of the following facts:

     WHEREAS, in order to induce Lender to lend Newriders, Inc. ("Borrower") such sum as may be evidenced by a promissory note of Borrower in favor of Lender dated of even date herewith (the "Note") or otherwise extend financial accommodations in favor of Borrower secured by a Deed of Trust and Security Agreement or other instruments (collectively called the "Loan Documents"), Guarantor has agreed to guaranty the obligations of Borrower owing to Lender to the extent provided for in the Guaranty;

     WHEREAS, Lender has required, and Guarantor has agreed to add certain additional terms and provisions to the Guaranty pursuant to this Rider; and

     WHEREAS, all capitalized terms utilized herein and not defined herein shall have the meaning set forth in the Guaranty;

     NOW, THEREFORE, Guarantor agrees as follows:


     1. Guarantor hereby waives any defense arising by reason of and any and all right to assert against Lender any claim or defense based upon an election of remedies by Lender which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor's subrogation rights, rights to proceed against Borrower or any other guarantor for reimbursement or contribution, and/or any other rights of the Guarantor to proceed against Borrower, against any other guarantor, or against any other person or security, including, but not limited to, any defense based upon an election of remedies by Lender under the provisions of Section 580d and 726 of the California Code of Civil Procedure, and/or any similar law of California or of any other jurisdiction.

    2. Guarantor is presently informed of the financial condition of Borrower and of all other circumstances which diligent inquiry would reveal and which bar upon the risk of nonpayment of the Obligations. Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed of Borrower's financial condition, the status of other guarantors, if any, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than the Lender for such information and will not rely upon Lender for any such information absent a written request for such information by Guarantor to Lender, Guarantor hereby waives its right if any, to require Lender to disclose to Guarantor any information which Lender may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

     3. Guarantor hereby acknowledges, represents and warrants to Lender: that this Guaranty and Guarantor's execution hereof was and has been solicited by Borrower and not by Lender; to furnish to Lender all facts known to and/or hereafter discovered by Guarantor, relating to Borrower's ability to pay and perform the Obligations and relating to Guarantor's ability to pay and perform Guarantor's obligations under the Guaranty; that Lender is and will continue to rely upon the facts and information to be furnished to it by Guarantor as aforesaid; that Guarantor has independently reviewed the Instruments and has made an independent determination as to the validity and enforceability thereof; and that in executing and delivering this Guaranty to Lender, Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment and/or perfection of any liens or security interest of any kind of nature granted by Borrower to Lender, now, or at any time and from time to time in the future.

     4. In the event that all or any part of the Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interest in real property, Guarantor authorizes Lender, at its sole option, without notice or demand and without affecting any obligations of Guarantor under the Guaranty, the enforceability of this Guaranty, or the validity or enforceability of any liens of Lender on any collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Guarantor expressly waives any defenses to the enforcement of this Guaranty or any rights of Lender created or granted hereby or to the recovery by Lender against Borrower or Guarantor or any other person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Guarantor and may preclude Guarantor from obtaining reimbursement or contribution from Borrower or any other guarantors. Guarantor expressly waives any defenses or benefits that may be derived from California Code or Civil Procedure 580a, 580b or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California law or other applicable law. Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and Guarantor's failure to receive any such notice shall not impair or affect Guarantor's obligations under the Guaranty or the enforceability of this Guaranty or any rights of Lender created or granted hereby.

5. Guarantor waives any and all right to assert against Lender any claim or defense based upon or arising under Sections 2809, 2810, 2919, 2920, 2921, 2922, 2923, 2924, 2825, 2839, 2845, 2948, 2949, and 2850 of the Civil Code of
the State of California, and/or any similar laws of California, New York or of any State, or of the United States.

     6. Except as specifically modified by this Rider, the Guaranty has not been modified and shall remain in fall force and effect.

     IN WITNESS WHEREOF, Guarantor has cause this Rider to be executed as of the date first hereinabove written.

Signature: /s/ Leon Hatcher             Signature: /s/ Sandra Hatcher
          ---------------------------             ------------------------
Name: Leon Hatcher                      Name: Sandra Hatcher
      8117 North Fowler                       8117 North Fowler
      Clovis, CA 93612                        Clovis, CA 93612